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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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     Date of Report (Date of earliest event reported): July 28, 1997

                     MERRY LAND & INVESTMENT COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                      Georgia                                   001-11081
(State or other jurisdiction of incorporation)         (Commission File Number)

                                    58-0961876
                          (I.R.S. Employer I.D. Number)

     624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                       (Zip Code)

     Registrant's telephone number, including area code:  706/722-6756

           ____________________________________________________________
          (Former name or former address, if changed since last report)
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Filed: July 28, 1997

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     ITEM 5.   OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has completed the offering of $50,000,000 principal at maturity of its 6.90% Notes due 2007 (the "Notes").The offering of the Notes was made pursuant to a Prospectus Supplement dated July 23, 1997 relating to the Prospectus dated January 23, 1996 filed with the Company's shelf registration statement #33-65067 on Form S-3.

     The Notes bear interest at 6.90% from July 28, 1997, with interest payable each February 1 and August 1 beginning February 1, 1998. The entire principal amount of the Notes is due August 1, 2007. The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equla to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any.

     The Notes were sold under an Indenture and Supplemental Indenture with First Union National Bank of Georgia as Trustee. The underwriting discount was 0.650% for the Notes and the price to the public was 99.707% of the principal amount of the Notes.

     The net proceeds to the Company from the sale of the Notes was $49,528,500. The Company intends to use the net proceeds to acquire and develop additional apartment properties.

     Delivery of the Notes was made on July 28, 1997 through the facilities of the Depository Trust Company, against payment therefor in immediately available funds.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS. The Company is filing with this current report copies of the following documents in connection with this Offering.

A. EXHIBIT 1:     Underwriting Agreement.

B. EXHIBIT 4A:    Form of Merry Land & Investment Company, Inc. $50,000,000
                  principal at maturity of 6.90% Notes due 2007.

C. EXHIBIT 4B:    Indenture (incorporated herein by reference to Exhibit 4B of the Company's current report on Form 8-K filed June 23,
                  1995).

D. EXHIBIT 4C:    First Supplemental Indenture (incorporated herein by
                  reference to Exhibit 4C of the Company's current report on Form 8-K filed June 23, 1995).

E. EXHIBIT 5:     Opinion as to the legality of the Notes.

F. EXHIBIT 8:     Tax Opinion.

G. EXHIBIT 12:    Statement regarding computation of ratios (incorporated
                  herein by reference to Exhibit 12 of the Company's 1996
                  10-K/A filed June 3,1997).

H. EXHIBIT 23:    Consent of Hull, Towill, Norman & Barrett, P.C. (contained in Exhibits 5 and 8).

I. EXHIBIT 27:    Financial Data Schedule (incorporated herein by reference to
                  Exhibit 27 of the Company's 1996 10-K filed June 3, 1997).


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                       Signature Blocks on Following Page
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                                    SIGNATURE

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Merry Land & Investment
 Company, Inc.
                              (Registrant)


 By:      /s/
 ------------------------------
Dorrie E. Green
As Its Vice President